                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549

                                  Form 8-K/A

                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the
                       Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported) May 13, 2003

                      Morgan Stanley ABS Capital I Inc.
            (Exact name of registrant as specified in its charter)

           Delaware                   333-104283                  13-3939229
(State or Other Jurisdiction   (Commission File Number)       (I.R.S. Employer
      of Incorporation)                                      Identification No.)

             1585 Broadway
           New York, New York                                       10036
(Address of Principal Executive Offices)                          (Zip Code)

        Registrant's telephone number, including area code (212) 761-4000

                                    No Change
          (Former name or former address, if changed since last report)

      Item 5. Other Events

            In connection with the offering of CDC Mortgage Capital Trust 2003-HE2, Mortgage Pass-through certificates, Series 2003-HE2, certain "Computational Materials", dated May 13, 2003, within the meanings of the May 20, 1994 Kidder, Peabody No-Action Letter and the February 17, 1995 Public Securities Association No-Action Letter were furnished to certain prospective investors (the "Related Computational Materials").

      Item 7. Financial Statements, Pro Forma Financial Information and
              Exhibits.

      (a)   Not applicable

      (b)   Not applicable

      (c) Exhibit 99.1. Related Computational Materials (as defined in Item 5 above).

                                   SIGNATURES

            Pursuant to the requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.


                                   MORGAN STANLEY ABS CAPITAL I INC.
                                   ---------------------------------------------
                                      as Depositor and on behalf of CDC Mortgage
                                      Capital Trust 2003-HE2 Registrant


                                         By: /s/ Gail McDonnell
                                             -----------------------------------
                                             Name:  Gail McDonnell
                                             Title: Vice President

Dated: May 13, 2003

                                  EXHIBIT INDEX

EXHIBIT NO.       DESCRIPTION
-----------       -----------
99.1              Related Computational Materials (as defined in Item 5 above).